EXHIBIT 23.1
Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

1)Registration Statement (Form S-3 No. 333-206869) of Q2 Holdings, Inc.;
2)Registration Statement (Form S-3 No. 333-231947) of Q2 Holdings, Inc.;
3)Registration Statement (Form S-8 No. 333-195981) pertaining to the 2007 Stock Plan, 2014 Employee Stock Purchase Plan, and 2014 Equity Incentive Plan of Q2 Holdings, Inc.;
4)Registration Statement (Form S-8 No. 333-202062) pertaining to the 2014 Equity Incentive Plan of Q2 Holdings, Inc.;
5)Registration Statement (Form S-8 No. 333-209522) pertaining to the 2014 Equity Incentive Plan of Q2 Holdings, Inc.;
6)Registration Statement (Form S-8 No. 333-216156) pertaining to the 2014 Equity Incentive Plan of Q2 Holdings, Inc.;
7)Registration Statement (Form S-8 No. 333-223087) pertaining to the 2014 Equity Incentive Plan of Q2 Holdings, Inc.;
8)Registration Statement (Form S-8 No. 333-229733) pertaining to the 2014 Equity Incentive Plan of Q2 Holdings, Inc.;
9)Registration Statement (Form S-8 No. 333-236569) pertaining to the 2014 Equity Incentive Plan of Q2 Holdings, Inc.;
10)Registration Statement (Form S-8 No. 333-253305) pertaining to the 2014 Equity Incentive Plan of Q2 Holdings, Inc.;
11)Registration Statement (Form S-8 No. 333-262789) pertaining to the 2014 Equity Incentive Plan of Q2 Holdings, Inc.;
12)Registration Statement (Form S-8 No. 333-269895) pertaining to the 2014 Equity Incentive Plan and the 2014 Employee Stock Purchase Plan of Q2 Holdings, Inc.;
13)Post-effective Amendment (Form S-8POS No. 333-216156) pertaining to the 2014 Equity Incentive Plan, the 2014 Employee Stock Purchase Plan and 2023 Equity Incentive Plan of Q2 Holdings, Inc.;
14)Post-effective Amendment (Form S-8POS No. 333-223087) pertaining to the 2014 Equity Incentive Plan, the 2014 Employee Stock Purchase Plan and 2023 Equity Incentive Plan of Q2 Holdings, Inc.;
15)Post-effective Amendment (Form S-8POS No. 333-229733) pertaining to the 2014 Equity Incentive Plan, the 2014 Employee Stock Purchase Plan and 2023 Equity Incentive Plan of Q2 Holdings, Inc.;
16)Post-effective Amendment (Form S-8POS No. 333-236569) pertaining to the 2014 Equity Incentive Plan, the 2014 Employee Stock Purchase Plan and 2023 Equity Incentive Plan of Q2 Holdings, Inc.;
17)Post-effective Amendment (Form S-8POS No. 333-253305) pertaining to the 2014 Equity Incentive Plan, the 2014 Employee Stock Purchase Plan and 2023 Equity Incentive Plan of Q2 Holdings, Inc.;
18)Post-effective Amendment (Form S-8POS No. 333-262789) pertaining to the 2014 Equity Incentive Plan, the 2014 Employee Stock Purchase Plan and 2023 Equity Incentive Plan of Q2 Holdings, Inc.;
19)Post-effective Amendment (Form S-8POS No. 333-269895) pertaining to the 2014 Equity Incentive Plan, the 2014 Employee Stock Purchase Plan and 2023 Equity Incentive Plan of Q2 Holdings, Inc.; and
20)Registration Statement (Form S-8 No. 333-277229) pertaining to the 2014 Employee Stock Purchase Plan of Q2 Holdings, Inc.

of our reports dated February 12, 2025, with respect to the consolidated financial statements of Q2 Holdings, Inc. and the effectiveness of internal control over financial reporting of Q2 Holdings, Inc. included in this Annual Report (Form 10-K) of Q2 Holdings, Inc. for the year ended December 31, 2024.

/s/ Ernst & Young LLP
Austin, Texas
February 12, 2025